FIRST AMENDMENT TO TORCHMARK CORPORATION
2018 INCENTIVE PLAN
Pursuant to the authority granted to the Board of Directors of Globe Life Inc. (as successor to Torchmark Corporation) in Section 15.1 of the Torchmark Corporation 2018 Incentive Plan (the “Plan”), the Plan is hereby amended effective as of January 1, 2020, as follows:
I.
The Plan is hereby amended by amending and restating Section 1.1 to read in its entirety as follows:
“SECTION 1.1 GENERAL. The purpose of the Globe Life Inc. 2018 Incentive Plan (the “Plan”) is to promote the success, and enhance the value of Globe Life Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.”
II.
The Plan is hereby amended by amending and restating Section 2.1(j) to read in its entirety as follows:
“(j) “Company means Globe Life Inc., a Delaware corporation, or any successor corporation.”
III.
The Plan is hereby amended by amending and restating Section 2.1(ff) to read in its entirety as follows:
“(ff) “Plan” means the Globe Life Inc. 2018 Incentive Plan, as amended from time to time.
Except as otherwise provided in this First Amendment, the Torchmark Corporation 2018 Incentive Plan is ratified and confirmed in all respects.

EXECUTED this 26th day of February, 2020.
GLOBE LIFE INC.
ATTEST:
/s/ Carol A. McCoy     By: /s/ Christopher T. Moore
Assistant Secretary      Corporate Sr. Vice President, Associate
               Counsel & Corporate Secretary

2